UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported): March 16, 2006
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                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                  File No. 1-8989            13-3286161
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification Number)



                  383 Madison Avenue, New York, New York 10179
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               Address of principal executive offices) (zip code)



      Registrant's telephone number, including area code:    (212) 272-2000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01   Other Events.
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      On March 16, 2006, the U.S. Securities and Exchange Commission (the "SEC")
and the New York Stock Exchange (the "NYSE") announced their acceptance of the Offer of Settlement previously submitted by The Bear Stearns Companies Inc. (the "Company") in connection with the previously disclosed investigations by the SEC and the NYSE relating to mutual fund trading. Pursuant to the terms of the settlement, the Company will, among other things, pay an amount equal to $250 million, composed of a $90 million penalty and $160 million as disgorgement and prejudgment interest, and retain an Independent Compliance Consultant to review procedures at Bear, Stearns & Co., Inc. (BS & Co.) and Bear Stearns Securities Corp. ("BSSC"). The Company is fully reserved for this settlement. This settlement concludes the investigations by the SEC and the NYSE regarding the Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE BEAR STEARNS COMPANIES INC.



                                       By: /s/ Jeffrey M. Farber
                                           ---------------------------------
                                           Jeffrey M. Farber
                                           Controller
                                           (Principal Accounting Officer)

Dated:    March 22, 2006